[CROSS REFERENCE INSTRUMENT NUMBERS 20066145 and 20132845]

THIRD AMENDMENT OF FIRST AMENDED AND RESTATED CONSTRUCTION LOAN MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FINANCING STATEMENT

This THIRD AMENDMENT OF FIRST AMENDED AND RESTATED CONSTRUCTION LOAN MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FINANCING STATEMENT (this “Amendment”) is dated as of February 28, 2017, is by and between CARDINAL ETHANOL, LLC (“Mortgagor”), an Indiana limited liability company whose address is 1554 North 600 E, Union City, Indiana 47390 and FIRST NATIONAL BANK OF OMAHA, a national banking association (“Mortgagee”), whose address is 1620 Dodge St., Stop 1029, Omaha, Nebraska 68197, Attention: Brad Brummund and amends that certain First Amended and Restated Construction Loan Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Financing Statement dated June 10, 2013 (as amended, the "Mortgage") to and for the benefit of Mortgagee, encumbering certain property in Randolph County, Indiana legally described on Exhibit A attached hereto and made a part hereof, which Mortgage was recorded with the Randolph County Recorder on June 11, 2013 as Instrument #20132845 and which Mortgage was amended by that certain First Amendment of First Amended and Restated Construction Loan Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Financing Statement dated July 23, 2015 and recorded August 12, 2015 as Instrument #20152956 and by that certain Second Amendment of First Amended and Restated Construction Loan Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Financing Statement dated July 31, 2016 and recorded November 7, 2016 as Instrument #20164856.
W I T N E S S E T H:
WHEREAS, Mortgagor and Mortgagee have entered into a Tenth Amendment of First Amended and Restated Construction Loan Agreement dated of even date herewith (the “Amendment”) which amends that certain First Amended and Restated Construction Loan

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Agreement dated June 10, 2013 (as amended, the "Loan Agreement") and extends the Construction Loan to Borrower in the maximum principal amount of $10,000,000;
WHEREAS, Mortgagor executed the Mortgage to secure the Obligations (as defined in the Mortgage), which included, without limitation, the repayment of Loans under the Loan Agreement;
WHEREAS, pursuant to that certain Warranty Deed dated October 28, 2016 and recorded on November 1, 2016 with the Randolph County, Indiana Recorder as Instrument Number 20164796, Mortgagor acquired from Melinda K. Carpenter the real estate described therein and legally described in this Amendment in Exhibit A attached hereto as Tract III (the “Additional Land”);
WHEREAS, Mortgagor and Mortgagee desire to include the Construction Loan, and if extended, the Soybean Facility Term Loan which will refinance the Construction Loan as Obligations secured by the Mortgage and to include the Additional Land in the definition of Land and Mortgaged Property encumbered by the Mortgage.
NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
1.Each of the recitals set forth above are incorporated herein as if set forth verbatim.

2.The term “Mortgage”, as defined in the Mortgage, shall be deemed to mean the Mortgage as amended by this Amendment, as the same may be hereafter further amended, supplemented, restated or modified from time to time. Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Loan Agreement.

3.The first sentence of Recital A of the Mortgage is hereby amended by inserting new subsection (vi) after the end of subsection (v) after the clause “a Term Loan in the principal amount of $15,000,000.00” as follows: “and (vi) a Construction Loan in the maximum principal amount of $10,000,000.00, which upon the Soybean Facility Loan Conversion will convert to the Soybean Facility Term Loan in the principal amount of the Construction Loan outstanding on the date of the Soybean Facility Loan Conversion”. The defined terms “Loans” and “Obligations” in the Mortgage are hereby amended to include the Construction Loan and Soybean Facility Term Loan.

4.Recital B of the Mortgage is hereby amended to delete the reference to February 28, 2021 as the Maturity Date and inserting in lieu thereof February 28, 2023. All other references in the Mortgage or other Loan Documents which refer to the Maturity Date provided for in the Mortgage are hereby amended consistent with the foregoing.

5.The reference to the maximum principal amount of the Loans and Obligations secured by the Mortgage in the paragraph following Recital D to the Mortgage is hereby amended by deleting the reference to $43,889,410.44 and inserting in lieu thereof $44,319,289.00. All other references in the Mortgage to the maximum principal amount secured,

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or any references in the other Loan Documents to the maximum principal amount secured by the Mortgage, are hereby amended consistent with the foregoing.

6.The definitions of the terms “Land” and “Mortgaged Property” in the NOW, THEREFORE paragraph of the Mortgage are hereby amended to include the Additional Land legally described as Tract III in Exhibit A attached to this Mortgage and incorporated herein by reference. The Exhibit A attached to the Mortgage is hereby amended to include the legal description of the Additional Land, which is the legal description titled Tract III in Exhibit A attached to this Amendment.

7.The Mortgage, as amended by this Amendment, shall remain in full force and effect as originally executed and delivered by Mortgagor, except as expressly modified and amended herein. Mortgagor hereby confirms and reaffirms all of its obligations under the Mortgage, as modified and amended by this Amendment.

8.In the event any provision of this Amendment shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

9.This Amendment may be executed in any number of counterparts with the same effect as if all of the parties hereto had signed the same document. All counterparts shall be construed together and shall constitute one instrument.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, Mortgagor and Mortgagee have executed and delivered this Amendment as of the date first written above.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.

MORTGAGOR:

CARDINAL ETHANOL, LLC, an Indiana limited liability company

By: /s/ William Dartt
Title: Chief Financial Officer

FIRST NATIONAL BANK OF OMAHA

By: /s/ Amos Alstrom
Title: Vice President

Prepared by and after recording return to:

James M. Pfeffer
Dvorak Law Group, LLC
13625 California St., Suite 110
Omaha, Nebraska 68154

I affirm, under penalties for perjury that I have taken reasonable care to redact each Social Security Number in this document, unless required by law.

__________________________
James M. Pfeffer

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CERTIFICATE OF ACKNOWLEDGMENT

STATE OF INDIANA            )
) ss.
COUNTY OF RANDOLPH        )

Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 28th day of February, 2017, personally appeared William Dartt , to me known personally, and who, being by me duly sworn, deposes and says that he is the CFO of CARDINAL ETHANOL, LLC, an Indiana limited liability company, and that said instrument was signed on behalf of said limited liability company by authority of its board of directors and members, and said officer acknowledged said instrument to be the free act and deed of said limited liability company.

/s/ Heather A. Craig
Notary Public
My commission expires:

February 1, 2024

My County of Residence:     Wayne

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CERTIFICATE OF ACKNOWLEDGMENT

STATE OF NEBRASKA        )
) ss.
COUNTY OF LANCASTER        )

Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 28th day of February, 2017, personally appeared Amos Alstrom, to me known personally, and who, being by me duly sworn, deposes and says that he is a Vice President of First National Bank of Omaha, a national banking association, and that said instrument was signed on behalf of said association by authority of its board of directors, and said Vice President acknowledged said instrument to be the free act and deed of said association.

/s/ Lisa D. Colberg
Notary Public
My commission expires:

7/16/2019

My County of Residence: Lancaster

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EXHIBIT A

LEGAL DESCRIPTION

Tract I, containing 207.623 acres

Situated in the Northeast and Southeast Quarters, both being in Section 17, Township 20 North, Range 15 East, Wayne Township, Randolph County, Indiana, being more particularly described as follows:

Beginning at a mag nail found at the southeast corner of the Southeast Quarter in Indiana State Highway No. 32;

Thence North 89°50’43” West 1993.12 feet (bearing base established from State Plan Coordinates) along the south line of said Southeast Quarter, Indiana State Highway No. 32, to a mag nail set, witness an iron rod set North 00°09’17” East 30.00 feet (all iron rods set are 5/8” rebar with plastic cap stamped “RLS 20400025”);

Thence North 00°09’17” East 332.46 feet, to an iron rod set;

Thence North 89°50’43” West 298.90 feet, to an iron rod set;

Thence South 00°09’17” West 332.46 feet, to a mag nail set on the south line of said Southeast Quarter, witness an iron rod set North 00°09’17” East 30.00 feet;

Thence North 89°50’43” West 502.27 feet, along said south line, in said highway, to a mag nail found at said southwest corner of said Southeast Quarter, witness a concrete post found North 01°31’35” East 30.52 feet;

Thence North 01°31’35” East 2649.53 feet along the west line of said Southeast Quarter, to an iron rod set at the northwest corner of said Quarter (all iron rods set are 5/8” rebar with plastic cap stamped “RLS 20400025”);

Thence North 01°31’35” East 378.81 feet along the west line of said Northeast Quarter, to an iron rod set on the south right-of-way of the New York Central Lines Railroad;

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Thence North 77°15’15” East 2775.43 feet along said south right-of-way, to a mag nail set on the east line of said Northeast Quarter, in Randolph County Road 600 East, witness a concrete end post found South 77°15’15” West 21.33 feet;

Thence South 00°40’05” West 1012.22 feet along the east line of said Northeast Quarter, in said County Road to an iron rod found at the southeast corner of said Northeast Quarter;

Thence South 00°23’58” West 2635.04 feet along the east line of said Southeast Quarter, in said road, to the point of beginning, containing 207.623 acres, more or less, there being 43.128 acres, more or less, in the Northeast Quarter and 164.495 acres, more or less, in the Southeast Quarter.

Tract II, containing 87.598 acres

Situated in the Northwest and Southwest Quarters, both in Section 17, Township 20 North, Range 15 East, Wayne Township, Randolph County, Indiana, being more particularly described as follows:

Beginning at a mag nail found at the southeast corner of the Southwest Quarter, in Indiana State Highway No.32, witness a concrete end post found North 01°31’35” East 30.52 feet;

Thence North 89°42’11” West 1320.67 feet (bearing base established from State Plan Coordinates) along the south line of said Southwest Quarter, in said State Highway, to a mag nail set at the Southeast corner of a 63.39 acre tract as recorded in Instrument 0002247, witness a concrete end post found North 01°12’42” East 30.49 feet;

Thence North 01°12’42” East 2652.77 feet along the east line of said 63.39 acre tract, to an iron rod set on the North line of said Southwest Quarter;

Thence North 01°12’42” East 64.26 feet, entering into the Northwest Quarter, to an iron rod set on the south right-of-way of the New York Central Lines Railroad (all iron rods set with plastic cap stamped 7955);

Thence North 77°15’15” East 1377.82 feet along said right-of-way, to an iron rod set on the east line of said Northwest Quarter;

Thence South 01°31’35” West 378.81 feet along the east line of said Northwest Quarter, to an iron rod set at the southeast corner of said Quarter;

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Thence South 01°31’35” West 2649.53 feet along the east line of said Southwest Quarter, to the point of beginning, containing 87.598 acres, more or less, there being 80.807 acres, more or less, in the Southwest Quarter and 6.791 acres, more or less, in the Northwest Quarter.

Tract III, containing 65.25 acres

Situated in the Southwest Quarter, Section 17, Township 20 North, Range 15 East, Wayne Township, Randolph County, Indiana, being part of a 65.25 acre tract, all of a 1½ acre tract and all of two (2) 1 acre tracts, all being described in Instrument No. 20154971, as recorded in the Randolph County Recorder’s Office, being more particularly described as follows:

Beginning at an iron rod found in the southwest corner of said Southwest Quarter, in the intersection of Randolph County Road 500 East and Randolph County Road 125 North;

Thence North 01 degrees 06 minutes 01 seconds East (bearings are based upon GPS Coordinates, Projection Set: USA/NAD83/Indiana East) 1,628.08 feet along the west line of said Quarter, in said Randolph County Road 500 East, to a point, witness an iron rod set South 88 degrees 51 minutes 24 seconds East 20.00 feet (all iron rods set are 5/8” rebar with a plastic cap stamped “Beals-Moore RLS 20400025”);

Thence South 88 degrees 51 minutes 24 seconds East 444.50 feet along the south line of a 1.5 acre tract, as described in Deed Record Book 268, Page 7, to an iron rod set;

Thence North 01 degrees 06 minutes 01 seconds East 753.56 feet along the east line of said 1.5 acre tract and the east line of a 12 foot Alley, to an iron rod set at the east terminus of the north right of way line of Mill Street;

Thence North 77 degrees 17 minutes 31 seconds East 20.77 feet on the extension of said north right of way line, to an iron rod set on the west line of a 3.577 acre tract, as described in Instrument No. 20063915;

Thence South 01 degrees 06 minutes 01 seconds West 63.40 feet along said west line and the west line of a 0.612 acre tract, as described in Instrument No. 20141086, to an iron rod found with cap stamped “Bergman - 900018”;

Thence North 77 degrees 17 minutes 10 seconds East 888.37 feet along the south line of said 0.612 acre tract, to an iron rod found with cap stamped “Bergman - 900018” on the west line of an 87.598 acre tract, as described in Instrument No. 20066053;

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Thence South 01 degrees 13 minutes 04 seconds West 2,516.54 feet along said west line, to the sound line of said Quarter, in Indiana State Highway No. 32, witness a concrete post North 01 degrees 13 minutes 04 seconds East 30.50 feet;

Thence North 89 degrees 41 minutes 58 seconds West 1,322.31 feet along said south line, in said Highway and said Randolph County Road 125 North, to the point of beginning, containing 65.387 acres, more or less, as shown on Drawing No. C-3518, dated 28 October 2016, being subject to the right-of-way of Randolph County Road 500 East, Randolph County Road 125 North and Indiana State Highway No. 32 and to all legal easements of record.

And

Commencing 40 rods South of the Northwest corner of the Southwest Quarter of Section 17, Township 20 North, Range 15 East, at the southwest corner of Lot 5 in
Alexander’s Addition to Harrisville, Indiana, thence east 29 rods and 2 feet, thence north to the north line of Mill Street, thence northeastwardly with the line of the C.C.C. St. L. Railway to the east line of the west half of the Southwest Quarter, aforesaid; thence south to the south line of said Section 17, thence west 55 rods, thence north 10 rods 10 ½ feet, thence west 15 rods and 14 feet, thence north to a point 41 ½ rods north of the south line of said section, thence west to the section line of said Section 17, thence north 76 2/3 rods to the place of beginning, containing 65.25 acres, in Wayne Township, Randolph County, Indiana.

ALSO, commencing nine and one-fourth (9¼) rods east of the southwest corner of the west half of the west half of the Southwest Quarter of Section Seventeen (17), Township Twenty (20) North, Range Fifteen (15) East, thence east fifteen (15) rods fourteen and one-half (14½) feet; thence north ten (10) rods ten and one-half (10½) feet, thence west fifteen (15) rods fourteen and one-half (14½) feet, thence south ten (10) rods ten and one-half (10½) feet to the place of beginning, containing one (1) acre, more or less.

ALSO, commencing twenty-six (26) rods north of the southwest corner of the West half of the Southwest Quarter of Section Seventeen (17), Township Twenty (20) North, of Range Fifteen (15) East, thence east nine and one-fourth (9¼) rods, thence north seventeen and one-third (171/3) rods; thence west nine and one-fourth (9¼) rods, thence south seventeen and one-third (171/3) rods to the place of beginning, containing one (1) acre more or less.

EXCEPTING THEREFROM: Beginning at the Southwest corner of the Southwest Quarter of Section Seventeen (17), Township Twenty (20) North, Range Fifteen (15) East, thence north on the west section line one thousand five hundred ninety-six (1,596) feet for a beginning point; thence north approximately three hundred eighty (380) feet on the west section line to a point 40 rods south of the Northwest corner of the Southwest Quarter of Section Seventeen (17), Township Twenty (20) North, Range Fifteen (15) East, thence east parallel with the north section line four

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hundred forty-two (442) feet, thence south parallel with the west section line approximately three hundred eighty (380) feet, thence west parallel with the north section line four hundred forty-two (442) feet, to the place of beginning, containing 3.86 acres, more or less, in Wayne Township, Randolph County, Indiana, including the 1.5 acres, previously deeded in Deed Record 222 at page 515 in the office of the Recorder of Randolph County, Indiana.

This is to certify that the above description was taken from that certain Warranty Deed dated October 28, 2016 from Melinda K. Carpenter to Cardinal Ethanol, LLC recorded on November 1, 2016 as Instrument No. 20164796 which states that such legal description was prepared on October 28, 2016, from a recent survey, and was true and correct to the best of the drafter’s knowledge and belief.

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